EXHIBIT 10.40
FOURTH AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 3, 2006 among NEWPARK RESOURCES, INC., a Delaware corporation (“Newpark”), each of the other Borrowers signatory hereto (collectively with Newpark, “Borrower” or “Borrowers”); the other Loan Parties signatory hereto; JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), for itself, as Lender, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.
     WHEREAS, Borrowers, Loan Parties, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 25, 2004, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 26, 2004, that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 10, 2005 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of July, 2005 (as further amended, restated or modified from time to time, the “Credit Agreement”);
     WHEREAS, Borrowers, Loan Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
Definitions
     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendments
     Section 2.01 Amendment to Section 6.28. Effective as of the date hereof, Section 6.28 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Intentionally Omitted.”
     Section 2.02 Amendment to Credit Agreement and Other Loan Documents. Effective as of the date hereof, with respect to the Credit Agreement and the Other Loan Documents all
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references in each such agreement to “Fleet Capital Corporation” shall be deleted and replaced with “Bank of America, N.A.”
ARTICLE III
Conditions Precedent
     Section 3.01 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:
          (a) Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:
(i)	this Amendment;
    (ii)    an Amendment to the Pledge and Security Agreement with respect to the transfer of the ownership interest in The Loma Company, L.L.C.; and
(iii)	such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.
          (b) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties as by their terms expressly speak as of an earlier date; and
          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.
ARTICLE IV
Limited Consent; No Other Waivers
     Section 4.01 Limited Consent. By execution of this Amendment and upon satisfaction of the conditions set forth herein, Agent and Lenders hereby acknowledge and consent to the Transactions set forth on Exhibit A (the “Transactions”) that would, without such consent, be in violation of Sections 6.17, 6.20, 6.24 and Article VII(k) of the Credit Agreement; provided, however, that (i) such consent and acknowledgement shall not apply to any other past, present or future deviation or deviations of any other provision of the Agreement and (ii) Agent’s or Lenders’ failure to exercise any right, privilege or remedy as a result of the foregoing shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect Agent’s or any Lender’s right at any time to exercise any right, privilege, or remedy in connection with the Agreement, any other agreement, or any other contract or instrument, or (b) amend or alter any provision of the Agreement, any other agreement, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of
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Borrower or any Credit Party or any rights, privilege, or remedy of Agent or any Lenders under the Agreement, any other agreement, or any other contract or instrument.
     Section 4.02 Limited Consent. By execution of this Amendment and upon satisfaction of the conditions set forth herein, Agent hereby acknowledges and consents to the Transactions that would, without such consent, be in violation of Sections 8.5 and 8.14 of that certain Reimbursement Agreement, dated as of May 1, 1998, among Newpark, The Loma Company, L.L.C., a Louisiana limited liability company (“Loma”), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago) f/k/a Bank One, Louisiana, National Association, as supplemented by Rider 1 and amended by that First Amendment and Supplement to Reimbursement Agreement, dated February 1, 1999, (as further amended from time to time, the “Reimbursement Agreement”); provided, however, that (i) such consent and acknowledgement shall not apply to any other past, present or future deviation or deviations of any other provision of the Reimbursement Agreement and (ii) Agent’s failure to exercise any right, privilege or remedy as a result of the foregoing shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect Agent’s right at any time to exercise any right, privilege, or remedy in connection with the Reimbursement Agreement, any other agreement, or any other contract or instrument, or (b) amend or alter any provision of the Reimbursement Agreement, any other agreement, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of Newpark or Loma or any rights, privilege, or remedy of Agent under the Reimbursement Agreement, any other agreement, or any other contract or instrument.
     Section 4.03 No Other Waiver. Except as expressly set forth in Sections 4.01 and 4.02 above, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, the Reimbursement Agreement or of any other contract or instrument between any Borrower or any Loan Party and Agent or any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Borrower or any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment, the Reimbursement Agreement and any other contract or instrument between any Borrower or any Loan Party and Agent or any Lender.
ARTICLE V
Ratifications, Representations and Warranties
     Section 5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Additionally, each Borrower and each Loan Party each hereby ratifies and confirms their agreements under the Credit Agreement and the other Loan Documents as a Borrower and as a Loan Party, respectively, as of the Closing Date. Each Borrower and Loan Party hereby agrees
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that all Liens and security interests securing payment of the Obligations are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations, as the same may have been modified by the this Amendment and the documents executed in connection herewith.
     Section 5.02 Ratification of Guaranty. Each Guarantor hereby ratifies and confirms its guaranty to Agent and Lenders (the “Guaranty”). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Guarantor agrees that all references in such Guaranty to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against such Guarantor.
     Section 5.03 Representations and Warranties. Each Borrower and each Loan Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Loan Party and will not violate the certificate/articles of incorporation or other analogous formation document of such Borrower or such Loan Party or the bylaws or other analogous charter or organizational documents of such Borrower or such Loan Party, (ii) except as disclosed to Agent and Lenders in writing prior to the date hereof, the representations and warranties contained in the Credit Agreement, as amended hereby, the Reimbursement Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, including such representations and warranties therein that relate solely to the Closing Date, which shall be true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, (iv) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Loan Party has not amended its certificate/articles of incorporation or other analogous formation document or bylaws or other analogous charter or organizational documents since February 25, 2004, and (iv) the Transactions will not violate any of the provisions of the Indenture and no consent is required thereunder.
ARTICLE VI
Miscellaneous
     Section 6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto,
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including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.
     Section 6.02 Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Each Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute “Obligations” as defined in the Credit Agreement and as used in the Loan Documents.
     Section 6.03 Expenses. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.
     Section 6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.
     Section 6.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Section 6.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Loan Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.
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     Section 6.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 6.08 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 6.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     Section 6.10 Release. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER LOAN PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
     Section 6.11 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
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     IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

NEWPARK RESOURCES, INC.,
DURA-BASE NEVADA, INC.,
EXCALIBAR MINERALS INC.,
EXCALIBUR MINERALS OF LA., L.L.C.,
NEWPARK DRILLING FLUIDS, LLC,
NEWPARK ENVIRONMENTAL SERVICES, L.L.C.,
NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C.,
NEWPARK HOLDINGS, INC.,
NEWPARK TEXAS, L.L.C.,
NEWPARK DRILLING FLUIDS LABORATORY, INC.,
SOLOCO, L.L.C.,
SUPREME CONTRACTORS, L.L.C.,
COMPOSITE MAT SOLUTIONS L.L.C.,
NEWPARK ENVIRONMENTAL WATER SOLUTIONS LLC, and
NEWPARK WATER TECHNOLOGY PARTNERS LLC

By:	/s/ John R. Dardenne

John R. Dardenne
Treasurer

BATSON MILL, L.P.,
NES PERMIAN BASIN, L.P.,
NEWPARK ENVIRONMENTAL SERVICES OF TEXAS, L.P.,
NID, L.P., and
SOLOCO TEXAS, L.P.

By: Newpark Holdings, Inc., the general partner of such entity

By:	/s/ John R. Dardenne

John R. Dardenne
Treasurer
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OLS CONSULTING SERVICES, INC.

By:	/s/ John R. Dardenne

John R. Dardenne
Treasurer

THE LOMA COMPANY, L.L.C.

By:	/s/ John R. Dardenne

John R. Dardenne
Treasurer

LOAN PARTIES:

MALLARD & MALLARD OF LA., INC., and
SHAMROCK DRILLING FLUIDS, INC.

By:	/s/ John R. Dardenne

John R. Dardenne
Treasurer

NEWPARK ENVIRONMENTAL SERVICES
MISSISSIPPI, L.P.

By: Newpark Holdings, Inc., its general partner

By:	/s/ John R. Dardenne

John R. Dardenne
Treasurer
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LENDERS:

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, N.A. (Main
Office Chicago))
Individually, as Agent and LC Issuer

By:	/s/ J. Devin Mock

Name:	J. Devin Mock
Title:	Vice President
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BANK OF AMERICA, N.A.,
as Lender

By:	/s/ John Olsen

Name:	John Olsen

Title:	Vice President

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HIBERNIA NATIONAL BANK,
as Lender

By:	/s/ Cheryl Denenea

Name:	Cheryl Denenea
Title:	Vice President
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WHITNEY NATIONAL BANK,
as Lender

By:	/s/ Josh Jones

Name:	Josh Jones
Title:	Assistant Vice President
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EXHIBIT A
to
Fourth Amendment to Amended
and Restated Credit Agreement
Transactions
1.	OLS Consulting Services, Inc. (“OLS”) shall distribute its assets to Newpark, including its 51% ownership interest in The Loma Company, L.L.C. (“Loma”).

2.	Newpark shall transfer its fifty-one percent (51%) ownership interests in Loma to Composite Mat Solutions L.L.C. (“CMS”).

3.	SOLOCO, L.L.C. (“Soloco”) shall transfer its forty-nine percent (49%) ownership interest in Loma to CMS. On such date, CMS will be the sole owner of Loma.

4.	CMS will cause Loma to transfer all of its assets and liabilities to CMS.
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